UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2006

                               NuWay Medical, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware               000-19709            65-0159115

(State or other jurisdiction      (Commission        (IRS Employer
       of incorporation)          File Number)     Identification No.)

                 2603 Main Street, Suite 1155, Irvine, CA 92614
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (949) 235-8062

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

      On March 6, 2006, the Company issued its promissory notes due January 31, 2007 (the "Notes") in the aggregate principal amount of $797,500, to 44 individual investors. Each Note bears interest at a rate of 10% per annum, and can be converted, in whole or in part, into shares ("Shares") of the common stock (the "Common Stock") of the Company, at an initial conversion price of $0.025 per share. The Notes are convertible at the option of the holder at any time prior to maturity and are mandatorily convertible at the option of the Company upon certain conditions.

      Purchasers of the Notes also received , for no additional consideration, a stock purchase warrant (the "Warrant") entitling the holder to purchase a number of Shares of the Company's Common Stock equal to the number of Shares of Common Stock into which the Note is convertible. The Warrant is exercisable at an initial exercise price of $0.05 per Share and expires on January 31, 2008.

      The Notes may not be converted by either the Company or the holder unless and until each of the following events has first occurred: (i) the Company's stockholders have approved an increase in the number of shares of common stock authorized by the Company's Certificate of Incorporation in an amount not less than the amount required to permit all the Notes and Warrants issued in this series to be converted into shares of the Company's Common Stock and (ii) the Company has filed with the Secretary of State of State of Delaware a Certificate of Amendment to the Company's Certificate of Incorporation to amend its Certificate of Incorporation to increase the number of shares of common stock authorized by the Company's Certificate of Incorporation.

      This offering and the sales thereunder were made in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933 and/or Regulation D promulgated thereunder as not involving a public offering of securities.

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

      Exhibit No.     Description
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      10.1            Form of Promissory Note

      10.2            Form of Warrant


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2006                         NUWAY MEDICAL, INC.

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                                             By: /s/ Dennis Calvert
                                             ----------------------
                                             Dennis Calvert
                                             Chief Executive Officer

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